[THE AMERICAN FUNDS GROUP(R)]

U.S. GOVERNMENT SECURITIES FUND

[cover:  illustration of how funds from bank result in real estate sales]

ANNUAL REPORT

for the year ended August 31 1998


U.S. GOVERNMENT SECURITIES FUND(SM)seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. GOVERNMENT SECURITIES FUND is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


RESULTS AT A GLANCE
(as of August 31, 1998, at net asset value)
ANNUALIZED TOTAL RETURNS (WITH ALL DISTRIBUTIONS REINVESTED)

ONE YEAR                           +9.7%
LIFETIME (since October 17, 1985)  +8.1%
30-DAY DISTRIBUTION RATE            6.33%


Here are the fund's average annual compound returns over various periods, with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

               PERIODS ENDED
               8/31/98                       9/30/98
               fiscal year-end               latest calendar quarter-end

10 YEARS       +7.64%                        +7.72%
5 YEARS        +4.27%                        +4.64%
1 YEAR         +4.49%                        +5.57%

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 4.71%. The fund's distribution rate as of that date was 5.94%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

ON THE COVER: Over the years, high-quality mortgage-backed securities have made an important contribution to the fund's results.



FELLOW SHAREHOLDERS:

In contrast to weakness in stock markets, U.S. Treasury Securities moved higher during fiscal 1998. In this hospitable environment, we are pleased to report that U.S. Government Securities Fund once again produced a generous stream of current income as well as a measure of capital appreciation.

For the 12 months ended August 31, the fund paid monthly dividends totaling
86.5 cents a share. That represents an income return of 6.8% for shareholders who reinvested those dividends in additional shares, and 6.7% for those who took dividends in cash.

Interest rates were lower at the end of the year than at the start, helping the fund's share price record a gain. (Bond prices rise when interest rates fall, and vice versa.) The fund's net asset value rose to $13.39 a share from $13.03 a year earlier, contributing to a total return (dividends plus appreciation) of 9.7% for shareholders who reinvested their dividends.

The fund's 9.7% return was ahead of the 8.4% average return posted by the 52 GNMA mortgage-backed securities funds tracked by Lipper Analytical Services, but lagged the 10.7% average return of the 187 U.S. government funds for the year. The unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index rose 10.9% with interest compounded.

This year's increase brings the fund's total return since it began operations on October 17, 1985 to 173.3% - an average annual compound return of 8.1%.

THE APPEAL OF GOVERNMENT BONDS

A number of factors helped boost bond prices during the period. The U.S. economy continued to expand, but growth slowed considerably in the second quarter of 1998. Inflationary pressures remained in check, in part because Asia's financial crisis helped take some steam out of a possibly overheating economy. That reduced the likelihood that the Federal Reserve Board would raise short-term interest rates. (In fact, the Fed lowered rates twice, on September 29 and October 15.) With sharp declines in stock markets both here and abroad, many investors found high-quality U.S. bonds extremely appealing.

U.S. Treasury bonds, which serve as the primary benchmark for U.S. interest rates and a gauge of the overall health of the economy, were the greatest beneficiaries of the bond market's advance. The budget surplus has slowed the pace of bond issuance by the federal government. At the same time, renewed demand for U.S. Treasuries coincided neatly with the shrinking supply of new issues, driving up prices of existing securities. Yields on 30-year Treasury bonds, which began the period close to 7%, ended just above 5%. With slightly more than half of net assets in Treasuries, your fund was well-positioned to benefit from these gains.

A DIVERSIFIED PORTFOLIO

As rates on U.S. Treasuries fell during the year, our investments in mortgage-backed securities, representing 41% of net assets, continued to enhance the fund's income return. Low interest rates and a robust economy led to record issuance of new mortgage-backed securities last year, creating a surplus in the market. While that dampened prices somewhat, it also offered extraordinary buying opportunities, and we have been adding selectively to our mortgage holdings. An explanation of how fundamental research helps us choose mortgage-backed securities for the fund follows this letter.

With most of the appreciation in the bond market occurring on the longer end of the yield curve, we lengthened the fund's average effective maturity to take advantage of the rise in prices. (The longer a bond's maturity, the more sensitive it tends to be to changes in interest rates.) On August 31, the average effective maturity was 7.1 years, up from 6.5 years 12 months ago. We also reduced our position in short-term instruments from 9% of net assets to 6%.

Different types of bonds often respond differently to similar economic or market circumstances. While mortgage-backed securities are currently lagging Treasury bonds, there have been many times when the opposite was true. As a shareholder in U.S. Government Securities Fund, which invests primarily in a combination of the two, you have the opportunity to participate in both sectors of the market.

LOOKING AHEAD

With the U.S. economy slowing seemingly of its own accord and severe financial contractions crippling most developing nations, the Federal Reserve recently took steps to loosen credit markets. As long-term Treasury yields headed close to those of short-term Treasuries, the Fed lowered short-term interest rates twice after the close of the fiscal year. Meanwhile, anxiety in the world's stock markets continues to make U.S. Treasury securities and other high-quality bonds attractive.

The past year has demonstrated the value of making U.S. government securities part of a diversified investment portfolio. In addition to availing shareholders of the highest credit quality, in a low-interest-rate environment such as this one they can add an important measure of stability when other assets decline.

We look forward to reporting to you again in six months.

Cordially,

[/s/Paul G. Haaga, Jr. ] [/s/Abner D. Goldstine]
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

October 16, 1998


[Begin sidebar]
CHARTING A $10,000 INVESTMENT IN U.S. GOVERNMENT SECURITIES FUND
(For the period October 17, 1985 to August 31, 1998 with dividends reinvested) [begin mountain chart]

Year          Lehman Brothers         US Government         Consumer Price
Ended         Government/             Securities            Index (inflation)
Aug. 31       Mortgage-Backed         Fund /1,2/            /3/
              Securities
              Index/1/
10/17/85      $9,525                  10,000                10,000

1986          10,779                  11,890                10,092

1987          10,953                  12,028                10,524

1988          11,873                  13,014                10,948

1989          13,040                  14,714                11,463

1990          14,097                  15,814                12,107

1991          15,837                  18,109                12,567

1992          17,904                  20,488                12,962

1993          20,130                  22,634                13,321

1994          19,380                  22,324                13,707

1995          21,048                  24,760                14,066

1996          21,763                  25,791                14,471

1997          23,739                  28,307                14,793

1998          31,390                  26,041                15,032


[end chart]

$31,390/1/
Lehman Brothers
Government/
Mortgage-Backed
Securities Index

$26,041/1,2/
U.S. Government
Securities Fund

$15,032/3/
Consumer Price Index
(Inflation)

$10,000
Original investment

/1/With dividends reinvested or interest compounded.

/2/This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/3/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.



LOOKING HOMEWARD: UNCOVERING VALUE IN MORTGAGE-BACKED SECURITIES

[illustration: person looking through telescope at house: close-up and normal distance views]

[begin sidebar]
A year ago in these pages, we talked about the role of U.S. Treasury securities in the portfolio. This year, we invite you to read about the world of mortgage-backed securities and how research helps us choose them for the fund.[end sidebar]

If you look through the portfolio listing that begins on page 8, you will see that U.S. Government Securities Fund holds a considerable number of mortgage-backed securities. While these pools of home loans carry the highest possible credit ratings, investing in them is a time-consuming effort, one beyond the scope of most individual investors.

Fortunately, the fund's investment professionals have the expertise and resources to make informed decisions on your behalf. They carefully scrutinize every mortgage-backed security under consideration for the fund, evaluating characteristics such as age, coupon rate and geographic concentration. They study broad market trends to determine pricing and relative value. They stay abreast of economic issues that could affect the housing market and the direction of interest rates. It is a challenging task, but diligence can have its rewards: Over the years, mortgage-backed securities have made an important contribution to U.S. Government Securities Fund's overall return.

[Event sequence:  1]
[Begin sidebar]
Homeowners receive mortgages from financial institutions, such as banks and savings and loan associations. In exchange for the loan, they agree to pay interest and repay principal over a certain period of time.
[End sidebar]
[illustration:  family buying home]

[Event sequence:  2]
[illustration: Certificates from bank being pooled with other certificates] [Begin sidebar]
Instead of keeping the loan, the bank may pool it with other home loans and sell it to a federal agency, which guarantees it and bundles it as a mortgage-backed security.
[End sidebar]

[Pull quote]
"People impose value on a security based on certain assumptions. It's our job to be aware of gaps and discrepancies in those assumptions and make our judgments accordingly."- Geoff Hawkins, research analyst
[End pull quote]

[Event sequence:  3]
[Illustration:  Pooled certficates being deposited through bank]
[Begin sidebar]
Interest and principal payments then pass through the bank or other servicer to investors in mortgage-backed securities, including shareholders in U.S. Government Securities Fund.
[End sidebar]


WHAT ARE MORTGAGE-BACKED SECURITIES?

If you are among the two-thirds of all American adults who own their homes, you have most likely had a mortgage. Your loan probably came from a financial institution such as a bank or savings and loan association, and every month you pay off a scheduled portion of the principal and interest until your debt is cleared.

There's a good chance the institution that issued your mortgage sold it, along with similar home loans, to a federal agency. The agency in turn guaranteed the mortgages, and after pooling them, sold them to investors as a security. After collecting monthly payments and deducting a service fee, the bank passes interest and principal along to the investors who bought the security. The sale of "pass-through certificates," as mortgage-backed securities are sometimes known, provides banks with the liquidity they need to make additional loans. It also helps keep credit relatively cheap and accessible to many home buyers.

Mortgage-backed securities are bundled and guaranteed primarily by three agencies affiliated with the U.S. government, making them appropriate types of investments for U.S. Government Securities Fund. Ginnie Mae, as the Government National Mortgage Association is affectionately known, is by far the largest agency; its mortgages carry a full government guarantee for the timely payment of principal and interest. Fannie Mae and Freddie Mac - formerly known as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp., respectively - are privately held corporations, authorized by Congress to borrow money from the Treasury, if necessary, to pay investors on time. All loans guaranteed by these agencies must meet strict criteria to be included in a mortgage pool.

In addition to top-grade quality, mortgage-backed securities have also historically provided investors with relatively low volatility and returns well ahead of inflation. The popularity of these instruments has created a vast marketplace of ready buyers - mutual funds, commercial banks, insurance companies and pension plans - totaling $1.5 trillion.

That market has also become increasingly diverse and sophisticated. Nearly every type of mortgage has been securitized - from traditional fixed-rate loans to adjustable-rate mortgages to hybrids of several kinds. Brokerage firms sometimes pool a number of pass-throughs to create new securities, called collateralized mortgage obligations (CMOs). These are then broken up into different maturities and risk characteristics and sold separately to investors. (These instruments might not be guaranteed by the U.S. government.) Making sense of the sheer variety of securities - and pricing them correctly - demands technical skill and experience.

"On the face of it, two securities may look the same," notes Geoff Hawkins, a research analyst who specializes in mortgage-backed securities for the fund. "What you often find after scratching the surface, though, is that they are in fact structured quite differently. Those differences will affect not only their market price, but also their appropriateness for the fund."

Given the size and complexity of the investment universe, few individuals have the resources to tackle mortgage-backed securities alone. Minimum investments are usually quite high, and mortgage payments may have to be reinvested every month. U.S. Government Securities Fund offers shareholders a convenient way to participate in this market. By diversifying among hundreds of the highest quality pools, it has also provided investors with a way to manage risk and smooth out returns over time.

PREPAYMENT RISK

Unlike conventional bonds, in which investors receive a lump-sum payment of principal at maturity, mortgage-backed securities repay principal throughout the life of the loan. Because most homeowners have the option of prepaying their loans, the timing and rate of mortgage payments can vary widely and have a signi$cant impact on returns. To compensate investors for this additional risk of prepayment, mortgage-backed securities typically pay higher yields than U.S. Treasury bonds with similar maturities.

Prepayments tend to occur for two reasons. The first is demographic - death, divorce or relocation, for example - and is relatively easy to predict statistically. The second, more unpredictable, reason is a change in interest rates. Declining rates give homeowners an opportunity to refinance their loans at lower rates. While that benefits homeowners, investors in mortgage-backed securities not only miss out on future interest payments, but because they also receive the principal still due on the loan they must frequently reinvest a lump sum at a time when $xed-income investments are yielding less. In general, mortgage-backed securities tend to do best when interest rates are stable or rising slightly.

THE RESEARCH ADVANTAGE

The fund's investment professionals - a team of portfolio counselors, research analysts and traders - spend considerable time trying to limit the impact of prepayments on the portfolio and enhance overall return. That effort is supported by intensive, ongoing research.

Although basic information is readily available, the fund's investment professionals delve deeper, gathering substantially more data. They build elaborate technical models to determine the underlying causes of prepayments and make projections about cash $ow. They sift through thousands of pools, trying to uncover characteristics that other investors may have overlooked (see story below). "People impose value on a security based on certain assumptions," says Geoff. "It's our job to be aware of gaps and discrepancies in those assumptions and make our judgments accordingly."

A crucial piece of information is the age of the mortgages in the pools. U.S. Government Securities Fund holds a large number of older, or "seasoned," mortgages, which can have lower prepayment rates than newer mortgages. These pools often pay higher coupons as well, although they may come with a correspondingly higher price tag. "Seasoned loans tend to behave more predictably," explains John Smet, one of the fund's three portfolio counselors, "because in many cases, if homeowners were going to refinance, they would have done so already. That increases my confidence that borrowers will hold their loans to maturity, allowing investors to enjoy more income for longer."

Like all bonds, the prices of mortgage-backed securities fluctuate with changes in interest rates. That's why, in addition to researching individual securities, the fund's investment professionals must consider economic variables - such as employment rates, inflation and regional housing statistics
- that could affect their value in the marketplace. Investing in adjustable-rate mortgages, which tend to be less sensitive to interest-rate changes, is one way to help buttress the fund against market volatility.

Of course, U.S. Government Securities Fund holds more than mortgage-backed securities; its investment universe also encompasses U.S. Treasuries, short-term instruments and other agency obligations. Weighing the relative value of different types of investments is an important step in the research process. Changes in supply and demand, for example, can lead the fund's portfolio counselors to adjust the investment mix by reducing or increasing the number of mortgages in the portfolio. Currently, they account for about 41% of net assets.

Mortgage-backed securities have played an important role in meeting the fund's objectives. Over the years, they have paid generous income and added a measure of balance and stability to the portfolio. Investing in these complex instruments, however, requires skill, experience and extensive resources. We think the effort is worth it.

[Begin sidebar]
A LOOK AT ONE HOLDING: FNMA #66620 Despite their generic nomenclature, every mortgage pool has a story. It is the task of the fund's research analysts to uncover that story. FNMA #66620 has been in U.S. Government Securities Fund since 1989. Backed by a pool of fixed-rate 30-year mortgages, it pays an 11% coupon and matures in 2010. Although Fannie Mae furnished general information about the pool, additional work was needed before it could be added to the portfolio. What the fund's investment professionals discovered was that although the pool was securitized in 1988, most of the loans had been taken out much earlier, around 1980. The pool's geographic breakdown also looked promising: Most of the 40 loans were for single-residence homes in Florida, which supported a thriving real estate market.

Michael Locke began following this holding when he joined the fund as a mortgage analyst several years ago. "I like this particular pool for a number of reasons," he says. "Although we originally paid a premium for the pool's higher coupon, the income we receive has more than offset losses caused by any prepayments that occur. What's more, because these loans are relatively old, borrowers are less likely to refinance when interest rates drop. That makes the security more stable than one with new mortgages."
[End sidebar]

[Begin sidebar]
THE LANGUAGE OF MORTGAGE-BACKED SECURITIES

ADJUSTABLE-RATE MORTGAGE: a loan on which the interest rate is periodically reset.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS): pools of mortgages further divided to create securities different from the original.
Coupon: the interest rate paid to investors during the life of a bond.

FANNIE MAES: mortgage pools backed by a federally chartered and privately owned corporation, formerly known as the Federal National Mortgage Association.

FREDDIE MACS: mortgage pools backed by an agency of the U.S. government. Formerly known as the Federal Home Loan Mortgage Corp.

GINNIE MAES: mortgage pools backed by the Government National Mortgage Association, part of the U.S. Department of Housing and Urban Development. Timely interest and principal payments are fully guaranteed by the government.

MATURITY: the date a mortgage is scheduled to be completely paid off or principal returned on a bond.

PASS-THROUGH CERTIFICATES: another name for mortgage-backed securities.

PREPAYMENT: complete or partial repayment of a loan before maturity.

SEASONED MORTGAGES: older loans that have been outstanding for some time.


The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
August 31, 1998
U.S. Treasuries                                                 52%
Agency Mortgage-Backed Securities                               41%
Agency Debentures                                                1%
Cash & Equivalents                                               6%

                                                           Principa   Market  Percent
                                                            Amount     Value    of Net
                                                             (000)     (000)    Assets

Federal Agency Obligations -
Mortgage Pass-Throughs (1) - 36.26%
Fannie Mae
 6.00% 2013-2028                                           $40,017   $39,696
 6.50% 2024-2028                                            34,721    34,777
 6.74% 2007                                                  5,000     5,275
 6.85% 2026                                                 10,707    11,062
 7.00% 2009-2028                                            38,858    39,640
 8.00% 2005-2023                                             7,399     7,861
 8.282% 2002 (2)                                             4,334     4,515
 8.50% 2007-2027                                             7,898     8,262
 9.00% 2009-2023                                             1,761     1,874
 9.50% 2011-2022                                             1,589     1,707
 10.00% 2017-2021                                              892       977
 11.00% 2010-2015                                            1,418     1,596
 12.00% 2000-2019                                            4,064     4,700
 12.25% 2013-2014                                              190       220     14.02%
 12.50% 2001-2028                                            2,733     3,243
 12.75% 2012                                                     2         2
 13.25% 2011-2014                                              614       732
 13.50% 2015                                                 1,870     2,249
 14.00% 2013-2014                                              912     1,120
 15.00% 2013                                                    11        13
 15.50% 2012                                                    19        23
 16.00% 2012                                                    10        12
Freddie Mac
 6.00% 2013                                                 15,580    15,564
 6.50% 2013                                                  6,282     6,363
 7.00% 2008                                                    902       924
 8.25% 2007                                                    511       530
 8.50% 2009-2021                                            11,041    11,561
 8.75% 2008                                                    468       491
 9.00% 2010-2021                                             3,695     3,901
 10.50% 2006-2016                                              494       546
 10.75% 2010                                                   190       209
 11.00% 2015-2016                                              594       666
 11.50% 2015                                                   231       259
 11.75% 2014                                                   275       313
 12.00% 2000-2017                                            6,227     7,176
 12.25% 2015                                                   354       408
 12.50% 2015-2019                                            4,884     5,672      4.63
 13.00% 2014                                                   629       742
 13.50% 2018                                                   206       243
 13.75% 2014                                                    29        35
 14.00% 2011-2014                                               96       115
 14.50% 2010-2011                                               23        28
 14.75% 2010                                                    42        50
 15.00% 2011                                                    43        52
 15.50% 2011                                                    26        32
 16.00% 2012                                                    21        26
 16.25% 2011                                                    76        92
Government National Mortgage Assn.:
 5.50% 2013                                                  2,662     2,620
 6.00% 2013-2028                                            41,461    41,335
 6.50% 2023-2028                                            16,919    17,030
 6.875% 2017-2024 (2)                                       19,830    20,141
 7.00% 2008-2026 (2)                                        36,852    37,569
 7.50% 2009-2028                                            17,776    18,321
 8.00% 2022-2026                                             9,982    10,399
 8.50% 2020-2023                                             4,630     4,916
 9.00% 2011-2022                                            11,361    12,170
 9.50% 2009-2021                                             6,443     6,978
 9.75% 2011-2012                                             1,562     1,679
 10.00% 2016-2019                                           20,516    22,605
 10.25% 2012                                                   110       120
 10.50% 2015-2019                                            1,691     1,886
 11.00% 2009-2020                                            3,198     3,622     17.61
 11.25% 2001-2016                                            2,071     2,302
 11.50% 2000-2014                                              922     1,049
 11.75% 2000-2015                                              147       154
 12.00% 1999-2019                                            2,230     2,551
 12.25% 2013-2015                                              231       263
 12.50% 2010-2015                                            1,605     1,872
 12.75% 2014-2015                                              283       323
 13.00% 2011-2015                                            1,450     1,708
 13.25% 2013-2015                                              210       240
 13.50% 2013                                                   279       333
 14.00% 2014                                                    98       117
 14.50% 2012-2014                                              270       327
 15.00% 2011-2013                                              333       404
 16.00% 2011-2012                                               35        43
                                                                   ----------------------
                                                                     438,631     36.26
                                                                   ----------------------

Federal Agency Obligations - Other - 1.08%

FNSM Callable Principal STRIPS
 0%/8.25% 2022 (3)                                           2,000     1,983       .16
Freddie Mac Note 5.75% 2008                                 11,000    11,124       .92
                                                                   ----------------------
                                                                      13,107      1.08
                                                                   ----------------------

Collateralized Mortgage Obligations (1) - 3.28%
Fannie Mae:
 Trust 91-50, Class H, 7.75% 2006                            2,440     2,553
 Trust 91-146, Class Z, 8.00% 2006                           5,435     5,705
 Trust 97-41, Class B, 7.25% 2014                            5,000     5,011      1.32
 Trust 35, Class 2, 12.00% 2018                                388       429
 Trust 90-93, Class G, 5.50% 2020                            2,263     2,258
Freddie Mac:
 Series 1716, Class A, 6.50% 2009                           10,586    10,517
 Series 83-A, Class 3, 11.875% 2013                            145       171
 Series 83-B, Class 3, 12.50% 2013                           1,256     1,422
 Series 178, Class Z, 9.25% 2021                             2,253     2,426      1.96
 Series 1567, Class A, 6.088% 2023 (2)                       1,445     1,395
 Series 1948, Class PJ, 6.65% 2027                           6,000     6,122
 Series 2030, Class F, 6.141% 2028                           1,694     1,703
                                                                   ----------------------
                                                                      39,712      3.28
                                                                   ----------------------

Collateralized Mortgage Obligations
(Privately Originated)(1),(4) - 1.75%

Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                              4,187     4,443       .37
PaineWebber CMO Pac, Series O, Class 5, 9.50% 2019           3,889     4,258       .35
Ryland Acceptance Corp., Series 88, Class E,
 7.95% 2019                                                  9,754    10,205       .84
Structured Asset Securities Corp.,
 Series 1998-RF1, 8.709% 2027(2),(5)                         2,129     2,336       .19
                                                                   ----------------------
                                                                      21,242      1.75
                                                                   ----------------------

Development Authorities - 0.25%

International Bank for Reconstruction and
 Development 12.25% December 2008                            2,000     2,990       .25
                                                                   ----------------------

U. S. Treasury Obligations - 51.83%


6.375% May 1999                                             18,000    18,146      1.50
9.125% May 1999                                             15,500    15,919      1.32
5.875% June 2000                                            10,500    10,667       .88
13.125% May 2001                                            19,000    22,856      1.89
13.375% August 2001                                         10,000    12,264      1.01
6.25% October 2001                                           1,000     1,035       .08
15.75% November 2001                                         5,500     7,229       .60
6.125% December 2001                                         1,000     1,033       .08
14.25% February 2002                                        15,000    19,334      1.60
5.875% September 2002                                       16,000    16,485      1.36
11.625% November 2002                                       38,000    47,393      3.92
10.75% May 2003                                             10,250    12,672      1.05
11.875% November 2003                                       12,000    15,705      1.30
7.25% May 2004                                              91,750   101,670      8.40
7.875% November 2004                                         1,825     2,095       .17
11.625% November 2004                                        4,500     6,050       .50
7.50% February 2005                                         11,500    13,024      1.08
6.50% May 2005                                               6,000     6,492       .53
3.375% January 2007 (2),(6)                                  6,944     6,727       .56
7.25% July 2007                                              7,750     8,340       .69
6.125% August 2007                                           6,750     7,228       .60
10.375% November 2009                                       21,000    26,690      2.21
10.00% May 2010                                              4,000     5,071       .42
12.75% November 2010                                        10,000    14,477      1.20
13.875% May 2011                                             8,000    12,349      1.02
10.375% November 2012                                       35,000    47,868      3.96
12.00% August 2013                                          11,000    16,662      1.38
9.875% November 2015                                           900     1,348       .11
8.875% August 2017                                          86,750   121,708     10.06
7.875% February 2021                                         8,500    11,127       .92
7.125% February 2023                                        10,500    12,849      1.06
3.625% April 2028 (2),(6)                                    4,535     4,441       .37
                                                                   ----------------------
                                                                     626,954     51.83
                                                                   ----------------------
Total Bonds and Notes (cost: $1,105,504,000)                       1,142,636     94.45
                                                                   ----------------------


Short-Term Securities

Federal Agency Discount Notes - 4.95%

Federal Home Loan Bank due 9/1/98                            2,100     2,100       .17
Federal Home Loan Bank due 9/9/98                            8,000     7,989       .66
Federal Home Loan Bank due 9/11/98                          12,000    11,980       .99
Federal Home Loan Bank due 9/25/98                           6,400     6,376       .53
Federal Home Loan Bank due 10/28/98                         17,400    17,249      1.42
Federal Home Loan Bank due 11/27/98                         14,452    14,262      1.18
                                                                   ----------------------
Total Short-Term Securities (cost: $59,955,000)                       59,956      4.95
                                                                   ----------------------

Total Investment Securities (cost: $1,165,459,000)                 1,202,592     99.40

Excess of cash and receivables over payables                           7,213       .60
                                                                   ----------------------
Net Assets                                                         $1,209,805   100.00
                                                                   ======================

(1)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(2)Coupon rate may change periodically.
(3)Zero-coupon bond which will
convert to a coupon-bearing security at a future date.
(4)Comprised of federal agency originated or guaranteed loans.
(5)Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(6)Index-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

The American Funds Income Series
U.S. Government Securities Fund
Financial Statements
----------------------------------------  -----------------------------
Statement of Assets and Liabilities
at August 31, 1998                             (dollars in thousands)
----------------------------------------  -----------------------------
Assets:
Investment securities at market
 (cost: $1,165,459)                                        $1,202,592
Cash                                                              221
Receivables for-
 Sales of investments                              $ 1,336
 Sales of fund's shares                             23,793
 Accrued interest                                   13,402     38,531
                                          -----------------------------
                                                            1,241,344
Liabilities:
Payables for-
 Purchases of investments                           25,476
 Repurchases of fund's shares                        2,826
 Dividends payable                                   2,175
 Management services                                   379
 Accrued expenses                                      683     31,539
                                          -----------------------------
Net Assets at August 31, 1998-
 Equivalent to $13.39 per share on
 90,336,715 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                               $1,209,805
                                                           ============

Statement of Operations
for the year ended August 31, 1998             (dollars in thousands)
                                          -----------------------------
Investment Income:
Income:
 Interest                                                    $ 79,128

Expenses:
 Management services fee                            $4,450
 Distribution expenses                               3,224
 Transfer agent fee                                    807
 Reports to shareholders                                90
 Registration statement and prospectus                  73
 Postage, stationery and supplies                      175
 Trustees' fees                                         29
 Auditing and legal fees                                43
 Custodian fee                                           2
 Taxes other than federal income tax                    19
                                          --------------------
  Total expenses before reimbursement                8,912
  Reimbursement of expenses                             27      8,885
                                          -----------------------------
Net investment income                                          70,243
                                                           ------------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                (187)
Net unrealized appreciation
 on investments:
 Beginning of year                                   2,625
 End of year                                        37,133
                                          --------------------
Net unrealized appreciation
 on investments                                                34,508
                                                           ------------
 Net realized loss and
  unrealized appreciation on investments                       34,321
                                                           ------------
Net Increase in Net Assets Resulting
 from Operations                                             $104,564
                                                           ============
Statement of Changes in Net
 Assets                                        (dollars in thousands)
----------------------------------------  -----------------------------
                                                      Year      ended
                                                    August          31
                                                      1998       1997
Operations:                               -----------------------------
Net investment income                           $   70,243 $   78,056
Net realized loss on investments                      (187)    (6,208)
Net unrealized appreciation
 on investments                                     34,508     29,551
                                          -----------------------------
 Net increase in net assets
  resulting from operations                        104,564    101,399
                                          -----------------------------
Dividends Paid to Shareholders                     (73,356)   (78,533)
                                          -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
 28,937,114 and 13,697,793
 shares, respectively                              383,161    177,817
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 4,071,001 and 4,328,162
 shares respectively                                53,739     56,223
Cost of shares repurchased:
 27,545,162 and 28,335,433
 shares, respectively                             (363,863)  (367,751)
                                          -----------------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                   73,037   (133,711)
                                          -----------------------------
Total Increase (Decrease) in Net Assets            104,245   (110,845)

Net Assets:
Beginning of year                                1,105,560  1,216,405
                                          -----------------------------
End of year (including undistributed
 net investment income of $1,465 and
 $4,358, respectively)                          $1,209,805 $1,105,560
                                          ================ =============

*Unaudited
See Notes to Financial Statements


                  Notes to Financial Statements
1. The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

          Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

          As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $37,133,000, of which $49,205,000 related to appreciated securities and $12,072,000 related to depreciated securities. During the year ended August 31, 1998, the fund realized, on a tax basis, a net capital loss of $187,000 on securities transactions. During the year ended August 31, 1998, a capital loss carryforward totaling $8,610,000 expired. The fund had available at August 31, 1998 a net capital loss carryforward totaling $89,790,000 which may be used to offset capital gains realized during subsequent years through 2006 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,165,459,000 at August 31, 1998.

3. The fee of $4,450,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31,1998, distribution expenses under the Plan were $3,224,000. As of August 31, 1998, accrued and unpaid distribution expenses were $620,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $807,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $469,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $51,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated net realized loss on investments was $89,898,000 and paid-in capital was $1,261,105,000. The fund reclassified $220,000 and $18,001,000 to undistributed net investment income and undistributed net realized gains, respectively, from paid-in capital for the year ended August 31, 1998.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $834,786,000 and $911,543,000, respectively, during the year ended August 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,000 was paid by these credits rather than in cash.



PER-SHARE DATA AND RATIOS
---------------------------------
                                              Year   Ended August   31
                                   ---------------------------------------
                                      1998    1997   1996   1995   1994
                                   ---------------------------------------
Net Asset Value, Beginning
 of Year                            $13.03   $12.78 $13.24 $13.18 $14.73
                                   ---------------------------------------

Income from Investment
 Operations:
  Net investment income                  .83    .88    .93   1.01   1.03
  Net realized and unrealized
   gain (loss) on investments            .40    .25   (.49)   .06  (1.56)
   Total income (loss) from        ---------------------------------------
    investment operations               1.23           .44          (.53)
                                   ---------------------------------------
Less Distributions:
 Dividends from net investment
  income                                (.87)  (.88)  (.90) (1.01) (1.02)
                                   ---------------------------------------
Net Asset Value, End of Year          $13.39 $13.03 $12.78 $13.24 $13.18
                                   =======================================
Total Return*                           9.70%  9.08%  3.40%  8.60%(3.72%)

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                           $1,210 $1,106 $1,216 $1,337 $1,373
 Ratio of expenses to average
  net assets                             .79%   .80%   .81%   .79%   .78%
 Ratio of net income to
  average net assets                    6.24%  6.74%  7.04%  7.79%  7.35%
 Portfolio turnover rate               81.99% 28.16% 40.01% 46.77% 71.58%


*Excludes maximum sales charge of 4.75%.


Independent Auditors' Report
To the Board of Trustees and Shareholders of The American Funds Income Series
U.S. Government Securities Fund:

     We have audited the accompanying statement of assets and liabilities of The American Funds Income Series -- U.S. Government Securities Fund (the "Fund"), including the schedule of portfolio investments as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series -- U.S. Government Securities Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Los Angeles, California

September 30, 1998

Tax Information (unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 52% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive Officer,
AECOM Technology Corporation (architectural engineering)

PETER C. VALLI retired from the Board of Trustees effective March 17, 1998. He had been a Trustee of the fund since 1991. The Trustees thank him for his many contributions to the fund.


OTHER OFFICERS

JOHN H. SMET, Los Angeles, California
Executive Vice President of the fund
Vice President,
Capital Research and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

PREPARING FOR THE YEAR 2000. The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


Printed on recycled paper
Litho in USA   AGD/FS/3920
Lit. No. GVT-011-1098
45017/15017